Dreyfus
Edison Electric
Index Fund, Inc.
Annual Report



October 31, 1995

Dreyfus Edison Electric Index Fund, Inc.
-----------------------------------------------------------------------------
Letter to Shareholders


Dear Shareholder:

          You will be pleased to know that the total return for Dreyfus Edison Electric Index Fund, Inc. rose sharply in the past fiscal year.

          For the twelve months ended October 31, 1995, total return for your Index Fund was 25.34%.* This compares with a return of 26.41% for the Standard and Poor's 500 Composite Stock Price Index during the same period.** The index of stocks of member companies of The Edison Electric Institute
(the "EEI Index") on which the Fund is based, showed a total return for the fiscal period of 27.20%. The difference between that and the Fund's return is accounted for mainly by the costs of operating the Fund.

Economic Environment

          The much-desired soft landing for the U.S. economy that the Federal Reserve Board has been striving to attain appears to have occurred. This is the result of more than a year of moves by the Fed to tighten interest rates, followed by a token loosening of the reins last summer.
          Now that the economy is no longer overactive, the central bank must concern itself with the possibility that the economy might slow down more than would be desirable. However, the latest economic statistics do not contain convincing evidence of that happening. The housing industry is doing well. Industrial orders continue to expand and gross domestic product keeps on growing, albeit at a reduced rate.
          In the meantime, the rate of inflation appears to be under firm control. Consumer prices have advanced only at a very moderate pace, and average wages have barely inched ahead. Unemployment is not getting out of hand, and hovers near the so-called full employment level.
          Retail spending has settled down, in part because consumers are carrying large debit balances in mortgage and credit card debts. To what extent this will affect holiday shopping remains to be seen. The industrial sector of the economy, however, appears to be forging ahead.

Market Environment

          As your Fund reached the end of its fiscal year, October 31, 1995, stocks were not far below the record levels they had reached earlier in the fall.
          Among the factors accounting for this market strength were good corporate profits and low interest rates. Third quarter profit reports from leading corporations, while not universally favorable, were better than earlier quarters. The extensive lean and mean corporate reorganizations of the past few years appear to be paying off. Even though the pricing environment for most corporate products is extremely competitive, manufacturers and service providers appear able to squeeze out improved profits.
          How long that continuing improvement will last is an open question. Many economists think that profit levels may flatten out over the coming months.  The recent record on that score, however, has been encouraging.
          Interest rates also have buoyed stock prices and sustained the bond market. As the cost of borrowing has steadily decreased, many corporations have benefitted. This advantage has been particularly notable with public utilities.
          Another factor in market strength has been the relentless advance of technology, which has virtually forced corporations -- and now individual households as well -- to reequip in order to keep up with technical progress.
 The obvious result has been seen in record prices commanded during the year by high technology stocks. While some disillusionment may set in, the market clearly takes a very optimistic view of the long-range outlook for these companies.
          In addition, all equities have been favorably affected by the very large inflow of investment money, on a regular basis, from 401(k) and other retirement plans. To be sure, money managers could at some point turn off the spigot, and divert this cash flow into bonds or money market instruments.
 During the past year, however, equity purchases by pension funds and other retirement investors have provided a supportive background for stock prices.
          Of course, there are some concerns. Perhaps the biggest has been the struggle between Congress and the White House over how to reduce Government spending and cut the burden of the Government's perennial deficit.
 Hopefully, this impasse will be settled soon. In the meantime, the uncertainties in Washington have been a source of worry to investors.
          The fading value of the U.S. dollar has also been a question mark. Yet, after hitting a low last spring, the dollar has gradually recovered some lost ground. This dollar rebound reflects weakness in the economies of Western Europe and Japan, but also the strengthening of economic activity here at home.

Portfolio Overview

          Interest rates that moved downward through most of the year were a basic factor favorably influencing the prices of investor-owned utility stocks. Perhaps even more important, however, were strategic trends in the industry that make many of the public utility companies attractive.
          The most important of these trends was a move toward consolidation of utility companies. A number of significant mergers and acquisitions were announced during the 12 months under review, and more are expected for the future. These consolidating moves have several advantages for utility companies. They are aimed at increasing market share, at reducing unit costs and accelerating depreciation charges, which can put them in a better competitive position.
          A parallel trend, just beginning to emerge, is the splitting up of utility companies into separate parts, each one specializing in one aspect of the utility industry: generating power, transmitting it over major lines and then distributing it to individual retail and business customers. The idea behind this strategy, which is known as disaggregation, is that the profit potential might be greater if the utility splits itself up. Indeed, the stock of AT&T benefitted from a similar move, so the reasoning is that electric utilities might also add value that way.
          Looking down the road, students of the utility industry see the possibility that consumers might eventually have a choice among electric power suppliers, just as telephone customers now have a choice of long distance companies and may soon have a choice among local telephone service providers.
          Thus what has been until now a localized monopoly business is now gearing itself for competition.

                                               Sincerely,

                                               The Dreyfus Corporation
                                               Administrator

November 16, 1995
New York, N.Y.


* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance.

Dreyfus Edison Electric Index Fund, Inc.                     October 31, 1995
-----------------------------------------------------------------------------

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS EDISON
           ELECTRIC INDEX FUND, INC. AND THE STANDARD & POOR'S 500
                        COMPOSITE STOCK PRICE INDEX

            Dreyfus Edison Electric Index Fund                Standard & Poor's 500 Composite Stock Price Index *
12/6/91                 10,000                                                   10,000
10/31/92                10,911                                                   11,455
10/31/93                12,843                                                   13,163
10/31/94                10,607                                                   13,671
10/31/95                13,295                                                   17,281

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
---------------------------------------------------------------------------
            One Year Ended                   From Inception (12/6/91)
           October 31, 1995                     to October 31, 1995
           ----------------                  ------------------------
                 25.34%                                 7.55%

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Edison Electric Index Fund, Inc. on 12/6/91 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 11/30/91 is used as the beginning value on 12/6/91. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report.


Dreyfus Edison Electric Index Fund, Inc.
----------------------------------------------------------------------------
Statement of Investments                                    October 31, 1995
        Shares        Common Stocks--96.5%                       Value
        ------                                                -----------

        35,950        Allegheny Power System............      $   948,181
        56,950        American Electric Power...........        2,171,219
        16,100        Atlantic Energy...................          311,938
        45,100        Baltimore Gas & Electric..........        1,206,425
         6,500        Bangor Hydro Electric.............           76,375
         4,150        Black Hills.......................          104,269
        13,575        Boston Edison.....................          371,616
         3,825        CILCORP...........................          149,175
        10,300        CIPSCO............................          377,238
        25,950        CMS Energy........................          716,869
        47,600        Carolina Power & Light............        1,558,900
        44,225        Centerior Energy..................          442,250
        58,650        Central & South West..............        1,568,888
         4,975        Central Hudson Gas &
                        Electric........................          152,359
         6,650        Central Louisiana Electric........          178,719
         9,375        Central Maine Power...............          130,078
         5,800        Central Vermont Public Service....           78,300
        47,698        CiNergy...........................        1,353,431
         2,975        Commonwealth Energy Systems.......          126,066
        71,950        Consolidated Edison...............        2,185,481
        32,500        DPL...............................          771,875
        24,225        DQE...............................          666,188
        17,725        Delmarva Power & Light............          389,950
        44,950        Detroit Edison....................        1,517,063
        53,125        Dominion Resources................        2,111,719
        62,750        Duke Power........................        2,808,063
         3,576        ESELCO............................           86,271
         5,800        Eastern Utilities Association.....          136,300
        46,924(a)     El Paso Electric..................           17,362
         4,500        Empire District Electric..........           82,688
        69,716        Entergy...........................        1,986,906
        56,675        FPL Group.........................        2,373,266
        28,412        Florida Progress..................          941,148
        35,575        General Public Utilities..........        1,111,719
         2,875        Green Mountain Power..............           78,344
         8,800        Hawaiian Electric Industries......          343,200
        40,150        Houston Industries................        1,861,956
         8,450        IES Industries....................          224,981
        11,375        IPALCO Enterprises................          419,453
        11,150        Idaho Power.......................          309,413
        23,050        Illinova..........................          654,044

         2,950        Interstate Power..................      $    85,550
        11,400        KU Energy.........................          337,725
        18,800        Kansas City Power & Light.........          467,650
         9,950        LG&E Energy.......................          412,925
        35,625        Long Island Lighting..............          605,625
         8,525        MDU Resources Group...............          180,091
         3,075        Madison Gas & Electric............          101,475
         3,275        Maine Public Service..............           76,144
        30,444        MidAmerican Energy................          487,104
         9,400        Minnesota Power & Light...........          269,075
        15,875        Montana Power.....................          361,156
        20,075        NIPSCO Industries.................          732,738
        13,575        Nevada Power......................          296,953
        19,825        New England Electric System.......          773,175
        21,350        New York State Electric & Gas.....          539,088
        43,725        Niagara Mohawk Power..............          470,044
        37,950        Northeast Utilities...............          939,263
        20,700        Northern States Power.............          978,075
         3,050        Northwestern Public Service.......           80,825
        46,625        Ohio Edison.......................        1,066,547
        12,275        Oklahoma Gas & Electric...........          491,000
         4,025        Orange/Rockland Utilities.........          141,378
         3,225        Otter Tail Power..................          110,456
        67,925        PECO Energy.......................        1,986,806
        46,425        Pennsylvania Power &
                        Light...........................        1,044,563
       130,125        Pacific Gas & Electric............        3,822,422
        86,975        PacifiCorp........................        1,641,653
        26,575        Pinnacle West Capital.............          730,813
        15,025        Portland General..................          407,553
        35,775        Potomac Electric Power............          894,375
        18,250(a)     Public Service Co. of Colorado....          622,781
        12,400        Public Service Co. of
                        New Mexico......................          207,700
        74,975        Public Service Enterprise
                        Group...........................        2,202,391
        19,125        Puget Sound Power &
                        Light...........................          435,094
        11,050        Rochester Gas & Electric..........          259,675
        28,400        SCANA.............................          720,650
       136,600        SCEcorp...........................        2,322,200
         2,425        St. Joseph Light & Power..........           76,388

Dreyfus Edison Electric Index Fund, Inc.
----------------------------------------------------------------------------
Statement of Investments (continued)                        October 31, 1995

        Shares        Common Stocks (continued)                  Value
        ------                                                -----------

        35,525        San Diego Gas & Electric..........      $   825,956
         8,575        Sierra Pacific Resources..........          200,441
       204,150        Southern..........................        4,874,081
         4,683        Southern Indiana Gas &
                        Electric........................          158,051
        12,350        Southwestern Public Service.......          406,006
        35,250        TECO Energy.......................          832,781
         4,325        TNP Enterprises...................           78,391
        69,175        Texas Utilities...................        2,542,181
        47,050        Tucson Electric Power.............          141,150
         9,550        UGI...............................          200,550
         3,788        UNITIL............................           73,392
        65,750        Unicom............................        2,153,312
        31,175        Union Electric....................        1,215,824
         4,175        United Illuminating...............          158,649
         4,050        Upper Peninsula Power.............           78,468
        13,375        UtiliCorp United..................          386,202

         9,125        WPL Holdings......................      $   278,312
         7,175        WPS Resources.....................          223,321
        16,650        Washington Water Power............          287,212
        18,699        Western Resources.................          628,753
        32,512        Wisconsin Energy..................          959,103
                                                              -----------
                      TOTAL COMMON STOCKS
                        (cost $74,119,229)..............      $77,180,948
                                                              ===========

  Principal
   Amount             SHORT-TERM INVESTMENTS--3.2%
  --------
                      U.S.Treasury Bill:
$2,619,000            5 1/4%, 1/18/96
                        (cost $2,585,729)...............      $ 2,585,729
                                                              ===========

TOTAL INVESTMENTS
  (cost $76,704,958).......................        99.7%      $79,766,677
                                                  ======      ===========
CASH AND RECEIVABLES (NET).................          .3%      $   226,068
                                                  ======      ===========
NET ASSETS.................................       100.0%      $79,992,745
                                                  ======      ===========

Note to Statement of Investments;
(a) Non-income producing.

                      See notes to financial statements.

Dreyfus Edison Electric Index Fund, Inc.
--------------------------------------------------------------------------
Statement of Assets and Liabilities                    October 31, 1995


ASSETS:
    Investments in securities, at value
      (cost $76,704,958)--see statement.....................................                               $79,766,677
    Cash....................................................................                                       879
    Dividends receivable....................................................                                   261,768
    Receivable for subscriptions to Common Stock............................                                    57,286
    Prepaid expenses........................................................                                    55,455
                                                                                                          ------------
                                                                                                            80,142,065
LIABILITIES:
    Due to Wells Fargo Nikko Investment Advisors............................                   $26,973
    Due to Wells Fargo Institutional Trust Company, N.A. ...................                    16,041
    Due to The Dreyfus Corporation..........................................                     9,941
    Accrued expenses........................................................                    96,365         149,320
                                                                                               -------    ------------
NET ASSETS..................................................................                               $79,992,745
                                                                                                          ------------
                                                                                                          ------------
REPRESENTED BY:
    Paid-in capital.........................................................                               $86,467,660
    Accumulated undistributed investment income-net.........................                                   139,863
    Accumulated net realized (loss) on investments..........................                                (9,676,497)
    Accumulated net unrealized appreciation on investments--Note 3..........                                 3,061,719
                                                                                                          ------------
NET ASSETS at value applicable to 6,024,970 shares outstanding
    (200 million shares of $.001 par value Common Stock authorized).........                               $79,992,745
                                                                                                          ============
NET ASSET VALUE, offering and redemption price per share
    ($79,992,745 / 6,024,970)...............................................                                    $13.28
                                                                                                               =======

               See notes to financial statements.

Dreyfus Edison Electric Index Fund, Inc.
---------------------------------------------------------------------------
Statement of Operations                       year ended October 31, 1995

INVESTMENT INCOME:
    Income:
      Cash dividends........................................................            $  5,105,863
      Interest..............................................................                 102,499
                                                                                        ------------
          Total Income......................................................                           $  5,208,362
    Expenses:
      Index management fee--Note 2(a).......................................                    77,508
      Administration fee--Note 2(a).........................................                   116,173
      Shareholder servicing costs--Note 2(b)................................                   230,555
      Custodian fees........................................................                    87,725
      Professional fees.....................................................                    45,090
      Registration fees.....................................................                    23,880
      Directors' fees and expenses--Note 2(c)...............................                    22,149
      Prospectus and shareholders' reports..................................                     7,176
      Organization expenses.................................................                     4,759
      Miscellaneous.........................................................                     1,178
                                                                                        --------------
          Total Expenses....................................................                                   616,193
                                                                                                          ------------
          INVESTMENT INCOME-NET.............................................                                 4,592,169

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments--Note 3..............................               $(8,325,383)
    Net unrealized appreciation on investments..............................                19,716,286
                                                                                                          ------------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                11,390,903
                                                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                               $15,983,072
                                                                                                          ============

                     See notes to financial statements.

Dreyfus Edison Electric Index Fund, Inc.
---------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                           Year ended October 31,
                                                                                  --------------------------------------
                                                                                       1994                    1995
                                                                                  --------------          --------------
OPERATIONS:
    Investment income-net.............................................            $    5,021,825          $    4,592,169
    Net realized (loss) on investments................................                (1,108,323)             (8,325,383)
    Net unrealized appreciation (depreciation) on investments for the year           (23,241,389)             19,716,286
                                                                                  --------------           -------------
      Net Increase (Decrease) In Net Assets Resulting From Operations.               (19,327,887)             15,983,072
                                                                                  --------------           -------------

DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net.............................................                (4,973,199)             (4,763,996)
    Net realized gain on investments..................................                (1,583,630)              --
                                                                                  --------------           -------------
      Total Dividends.................................................                (6,556,829)             (4,763,996)
                                                                                  --------------           -------------

CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold.....................................                21,670,447              79,514,068
    Dividends reinvested..............................................                 6,267,926               4,392,768
    Cost of shares redeemed...........................................               (48,302,007)            (86,720,047)
                                                                                  --------------           -------------
      (Decrease) In Net Assets From Capital Stock Transactions........               (20,363,634)             (2,813,211)
                                                                                  --------------           -------------
        Total Increase (Decrease) In Net Assets.......................               (46,248,350)              8,405,865

NET ASSETS:
    Beginning of year.................................................               117,835,230              71,586,880
                                                                                  --------------           -------------
    End of year (including undistributed investment income-net:
      $311,690 in 1994 and $139,863 in 1995)..........................             $  71,586,880           $  79,992,745
                                                                                  ==============           =============

                                                                                       Shares                 Shares
                                                                                  --------------           -------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.......................................................                 1,734,060               6,573,543
    Shares issued for dividends reinvested............................                   509,209                 367,523
    Shares redeemed...................................................                (3,914,083)             (7,266,122)
                                                                                  --------------           -------------
      Net (Decrease) In Shares Outstanding............................                (1,670,814)               (325,054)
                                                                                  ==============           =============

                        See notes to financial statements.

Dreyfus Edison Electric Index Fund, Inc.
------------------------------------------------------------------------------
Financial Highlights

    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                  Year Ended October 31,
                                                                    ---------------------------------------------------
PER SHARE DATA:                                                     1992(1)         1993           1994          1995
                                                                    ------         ------         ------         ------
    Net asset value, beginning of year..............                $12.50         $13.05         $14.69         $11.27
                                                                    ------         ------         ------         ------
    Investment Operations:
    Investment income--net..........................                   .60            .62            .72            .72
    Net realized and unrealized gain (loss) on investments             .51           1.66          (3.23)          2.04
                                                                    ------         ------         ------         ------
      Total from Investment Operations..............                  1.11           2.28          (2.51)          2.76
                                                                    ------         ------         ------         ------
    Distributions:
    Dividends from investment income--net...........                  (.56)          (.63)          (.70)          (.75)
    Dividends from net realized gain on investments.                    -            (.01)          (.21)           -
                                                                    ------         ------         ------         ------
      Total Distributions...........................                  (.56)          (.64)          (.91)          (.75)
                                                                    ------         ------         ------         ------
    Net asset value, end of year....................                $13.05         $14.69         $11.27         $13.28
                                                                    ======         ======         ======         -======
TOTAL INVESTMENT RETURN.............................                  9.11%(2)      17.71%        (17.41%)        25.34%

RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.........                   .24%(2)        .75%           .74%           .80%
    Ratio of net investment income to average net assets              5.31%(2)       4.80%          5.66%          5.92%
    Decrease reflected in above expense ratios due to
      undertakings by WFNIA and Dreyfus.............                   .95%(2)        .09%           -              -
    Portfolio Turnover Rate.........................                  2.76%(2)      14.14%          8.92%         59.75%
    Net Assets, end of year (000's Omitted).........               $36,861       $117,835        $71,587        $79,993

------------------
(1) From December 6, 1991 (commencement of operations) to October 31, 1992.
(2) Not annualized.

                 See notes to financial statments.

Dreyfus Edison Electric Index Fund, Inc.
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1-Significant Accounting Policies:

    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Wells Fargo Nikko Investment Advisors ("WFNIA") serves as the Fund's index manager. Wells Fargo Investment Advisors ("WFIA") and a subsidiary of The Nikko Securities Co., Ltd. ("Nikko") each own 50% of WFNIA. Wells Fargo Institutional Trust Company, N.A. ("WFITC"), an affiliate of WFNIA, is the custodian of the Fund's investments. The Dreyfus Corporation ("Dreyfus") serves as the Fund's administrator. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

    Effective November 13, 1995, Dreyfus will serve as the Fund's manager and Mellon Equity Associates, an affiliate of Dreyfus ("Mellon Equity"), will serve as the Fund's index manager. In addition, Boston Safe Deposit and Trust Company, an affiliate of Dreyfus, will serve as the Fund's custodian.

    (a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value.

    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

    (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain, if any, can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

    The Fund has an unused capital loss carryover of approximately $4,075,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1995. If not applied, $512,000 of the carryover expires in fiscal 2002 and $3,563,000 of the carryover expires in fiscal 2003.

Dreyfus Edison Electric Index Fund, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2-Management Fee, Administration Fee and Other Transactions with
Affiliates:

    (a) Fees paid by the Fund pursuant to the provisions of an Index Management Agreement with WFNIA and an Administration Agreement with Dreyfus are payable monthly. WFNIA and Dreyfus receive annual fees of .10 of 1% and
 .15 of 1%, respectively, of the average daily value of the Fund's net assets. The agreements further provide that if the aggregate expenses of the Fund, exclusive of interest, taxes, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fees to be paid to each of WFNIA and Dreyfus, or WFNIA and Dreyfus will bear, in the same proportion as in the agreements, the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2-1/2% of the first $30 million, 2% of the next $70 million and 1-1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the year ended October 31, 1995.

    In addition, WFITC earned $87,725 for custodian services provided to the Fund.

    (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
 During the year ended October 31, 1995, the Fund was charged an aggregate of $193,681 pursuant to the Shareholder Services Plan.

    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3-Securities Transactions:

    The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the year ended October 31, 1995 amounted to $45,451,679 and $50,092,732, respectively.

    At October 31, 1995, accumulated net unrealized appreciation on investments was $3,061,719,consisting of $4,154,156 gross unrealized appreciation and $1,092,437 gross unrealized depreciation.

    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Edison Electric Index Fund, Inc.
------------------------------------------------------------------------------
Report of Independent Accountants

To the Shareholders and Board of Directors of Dreyfus Edison Electric Index Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities of Dreyfus Edison Electric Index Fund, Inc. (the Fund), including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from December 6, 1991 (commencement of operations) to October 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Edison Electric Index Fund, Inc., at October 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                      COOPERS & LYBRAND L.L.P.

New York, New York
December 18, 1995

[Dreyfus lion "d" LOGO]

Dreyfus Edison Electric
Index Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108

Transfer Agent &
Dividend Disbursing Agent
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940

Further information is contained in the Prospectus, which must precede or accompany this report.


Printed in U.S.A.                           114AR9510
[Dreyfus logo]